Exhibit 99.1

BlackLine Reaches Agreement with Engaged Capital and Strengthens Board with Addition of Two Independent Directors

LOS ANGELES, CA, March 10, 2026 – BlackLine, Inc. (Nasdaq: BL) (“BlackLine” or the “Company”) today announced that it has appointed Storm Duncan and Megan Prichard to BlackLine’s Board of Directors in connection with a cooperation agreement with Engaged Capital, LLC (“Engaged Capital”). Mr. Duncan will also be appointed to the Board’s Strategic Committee, along with current director Scott Davidson.

David Henshall, BlackLine’s Lead Independent Director and Chair of the Board’s Strategic Committee, said, “We are pleased to welcome Storm and Megan to the Board and appreciate the role Engaged Capital played in this process. Storm’s skillset will be additive to the Board’s Strategic Committee which has been, and continues to be, empowered to evaluate strategic transactions involving the Company. Megan brings significant experience working with companies in disruptive technologies and high-growth industries. When coupled with the significant refreshment that the Board has undergone in the past two years, it is clear that our focus as a Board is on working constructively with stockholders to drive value.”

Owen Ryan, BlackLine’s Chairman and CEO commented, “We are laser focused on delivering against our plan and our strategic initiatives to drive performance. BlackLine is executing against a clear strategy, with revenue growth projected to accelerate to a range of 9.1% to 9.6% in 2026 following record bookings in 2025 and non-GAAP operating margins increasing by nearly 6% in the past two years. Additionally, we have seen our industry-leading AI tool, BlackLine Verity, gain traction, with customer adoption increasing 50% between the third and fourth quarters of 2025. We recognize that we have further to go, but the progress realized over the past few years and our focus on bringing our AI capabilities to our customers puts BlackLine in a strong position.”

Glenn W. Welling, Founder and Chief Investment Officer of Engaged Capital, added, “We are pleased to have worked collaboratively with the Board on these appointments and the improvements to the Company’s governance. Storm has decades of experience in technology M&A and brings invaluable experience and independence to the Board and the Strategic Committee. Megan’s experience working in industries with disruptive technology and AI will also add a valuable, independent perspective as BlackLine navigates the current market environment to maximize value for all stockholders. We appreciate BlackLine’s responsiveness to stockholder perspectives and the BlackLine Board’s commitment to acting in stockholders’ best interests.”

The complete cooperation agreement will be filed by the Company with the U.S. Securities and Exchange Commission as an exhibit to a Current Report on Form 8-K.

Morgan Stanley is serving as financial advisor to BlackLine and Wilson Sonsini Goodrich & Rosati, Professional Corporation is serving as BlackLine’s legal advisor. Longacre Square Partners LLC is serving as strategic advisor to Engaged Capital and Olshan Frome Wolosky LLP is serving as legal advisor to Engaged Capital.

About Storm Duncan

Storm Duncan brings three decades of experience in the technology industry, including deep M&A expertise and operational leadership as a technology company CEO. He is the Founder and Chief Executive Officer of Ignatious, a leading technology-focused M&A advisory firm specializing in artificial intelligence and software. Prior to founding Ignatious, he served as Global Head of Technology M&A at Jefferies, and as Global Head of Technology M&A at Credit Suisse. During his career, he has advised on landmark transactions across the software and internet sectors, including Google’s acquisitions of YouTube and DoubleClick, the sale of Tinder to Match, and on the sale of MySQL to Sun, and of Sun to Oracle amongst many others. He has also served as CEO of multiple technology companies, leading technology development and operations, and as a board member, investor, or strategic advisor to numerous software and AI companies including Automatic (sold to SiriusXM), Dataminr, Fieldguide, Gecko Robotics, Guideline (sold to Gusto), Sundrop (sold to Mercury), Worldcoin, and You.com.

About Megan Prichard

Megan Prichard brings significant experience working with companies in disruptive technologies and high-growth industries. Ms. Prichard currently works at Uber in their Global Premium and New Verticals business. Prior to this role, she held various other responsibilities at Uber including the Head of US Mobility, Head of Product Launch Operations and General Manager, Uber Air, Regional General Manager, West JUMP Scooters, and General Manager, Uber West Rides. Between her various roles at Uber, Prichard worked as the Vice President of Commercialization at General Motors’ self-driving vehicle subsidiary Cruise and as Global Head of Autonomous Ridesharing at Ford. Before her work in alternative transportation, she worked in consulting at McKinsey & Company. She also founded JustMovedHere.com, a social networking and city guide website designed to facilitate the moving process.

About BlackLine

BlackLine (Nasdaq: BL), the future-ready platform for the Office of the CFO, drives digital finance transformation by empowering organizations with accurate, efficient, and intelligent financial operations. Built on the Studio360 platform, BlackLine unifies data, streamlines processes, and delivers real-time insights through automation and intelligence powered by Verity - a comprehensive suite of embedded, auditable AI capabilities that provides finance and accounting teams with a new digital workforce.

With a proven, collaborative approach and a track record of innovation supported by industry-leading R&D investment and world-class security practices, more than 4,300 customers across multiple industries partner with BlackLine to lead their organizations into the future.

For more information, please visit blackline.com.

About Engaged Capital

Engaged Capital, LLC is an investment advisor with a private equity-like investing style in the U.S. public equity markets. Engaged Capital seeks to help build sustainable businesses that create long-term stockholder value by engaging with and bringing an owner’s perspective to the managements and boards of undervalued public companies and working with them to unlock the embedded value within their businesses. Engaged Capital focuses on delivering superior, long-term, risk-adjusted returns for its limited partners. Engaged Capital was established in 2012 and is based in Newport Beach, California. Learn more at www.engagedcapital.com.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “intend,” “potential,” “would,” “continue,” “ongoing” or the negative of these terms or other comparable terminology. Forward-looking statements in this communication include, but are not limited to, statements regarding the activities of the Strategic Committee and any actions undertaken by that committee, and regarding BlackLine’s strategy and execution.

Any forward-looking statements contained in this communication are based upon BlackLine’s historical performance and its current plans, estimates and expectations and are not a representation that such plans, estimates or expectations will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith beliefs and assumptions as of that time with respect to future events, and are subject to risks and uncertainties. If any of these risks or uncertainties materialize or if any assumptions prove incorrect, actual performance or results may differ materially from those expressed in or suggested by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks related to BlackLine’s ability to attract new customers and expand sales to existing customers; the extent to which customers renew their subscription agreements or increase the number of users; the impact of current and future economic uncertainty and other unfavorable conditions in BlackLine’s industry or the global economy; BlackLine’s ability to manage growth and scale effectively, including entry into new geographies; BlackLine’s ability to provide successful enhancements, new features and modifications to its software solutions; BlackLine’s ability to develop new products and software solutions and the success of any new product and service introductions; BlackLine’s ability to effectively incorporate artificial intelligence and machine learning technologies (AI/ML) into its platform and business and the potential reputational harm or legal liability that may result from the use of AI/ML solutions and features; the success of BlackLine’s strategic relationships with technology vendors and business process outsourcers, channel partners and alliance partners; any breaches of BlackLine’s security measures; a disruption in BlackLine’s hosting network infrastructure; costs and reputational harm that could result from defects in BlackLine’s solution; the loss of any key employees; demand for BlackLine’s software in the United States, Europe, Asia Pacific, and Latin America; BlackLine’s ability to compete as the financial close management provider for organizations of all sizes; the timing and success of solutions offered by competitors, including competitors’ ability to incorporate AI/ML into products and offerings more quickly or successfully; changes in the proportion of BlackLine’s customer base that is comprised of enterprise or mid-sized organizations; BlackLine’s ability to expand and effectively manage its sales teams and their performance and productivity; fluctuations in BlackLine’s financial results due to long and increasingly variable sales cycles, failure to protect BlackLine’s intellectual property; BlackLine’s ability to integrate acquired businesses and technologies successfully or achieve the expected benefits of such transactions; unpredictable and uncertain macro and regional economic conditions; seasonality; changes in current tax or accounting rules; cyber attacks and the risk that BlackLine’s security measures may not be sufficient to secure its customer or confidential data adequately; acts of terrorism or other vandalism, war or natural disasters; the impact of any determination of deficiencies or weaknesses in BlackLine’s internal controls and processes; and other risks and uncertainties described in the other filings that BlackLine makes with the Securities and Exchange Commission (SEC) from time to time, including the risks described under the heading “Risk Factors” in BlackLine’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 21, 2025. Additional information is also set forth in BlackLine’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, filed with the SEC on November 7, 2025. Forward-looking statements should not be read as a guarantee of future performance or results, and you should not place undue reliance on such statements. Except as required by law, BlackLine does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Investor Relations Contact:

Matt Humphries, CFA

matt.humphries@blackline.com